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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 27, 1999

                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
            --------------------------------------------------------
                           (Exact Name of Registrant)

         New York                       333-64131               13-3840732
----------------------------     ------------------------   ------------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                           Identification No.)

          343 Thornall Street, Edison, NJ                     08837
          ---------------------------------------           ---------
          (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (732) 205-0600

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Item 5.  Other Events:

         On or about 9/27/99, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Mortgage Loan Asset-Backed Certificates, Series 1999-1 and Series 1999-2 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Report with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        -----------

                  20.1 Monthly Report with respect to the September 27, 1999 distribution

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 12, 1999
                                              THE CHASE MANHATTAN BANK,
                                              As Paying Agent, on behalf of
                                              Chase Funding, Inc.

                                              By: /s/ Andrew M. Cooper
                                              -----------------------------
                                              Name:  Andrew M.Cooper
                                              Title: Trust Officer

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                                                        INDEX TO EXHIBITS
                                                        -----------------

Exhibit No.                                             Description
-----------                                             -----------
20.1                                                    Monthly Report with
                                                        respect to the
                                                        distribution  to
                                                        certificateholders on
                                                        September 27, 1999.